Share capital	6 Months Ended
Jun. 30, 2023
Disclosure Of Share Capital, Reserves And Other Equity Interest [Abstract]
Share capital

Note 13	Share capital
Conversion and Dividend Rate Reset of BCE First Preferred Shares
On March 1, 2023, 3,635,351 of BCE’s fixed rate Cumulative Redeemable First Preferred Shares, Series AC (Series AC Preferred Shares) were converted, on a one-for-one basis, into floating-rate Cumulative Redeemable First Preferred Shares, Series AD (Series AD Preferred Shares). In addition, on March 1, 2023, 351,634 of BCE’s Series AD Preferred Shares were converted, on a one-for-one basis, into Series AC Preferred Shares.

The annual fixed dividend rate on BCE’s Series AC Preferred Shares was reset for the next five years, effective March 1, 2023, at 5.08%. The Series AD Preferred Shares will continue to pay a monthly cash dividend.

Normal Course Issuer Bid for BCE First Preferred Shares
For the three and six months ended June 30, 2023, BCE repurchased and canceled 1,848,950 and 3,560,950 First Preferred Shares with a stated capital of $46 million and $89 million for a total cost of $32 million and $63 million, respectively. The remaining $14 million and $26 million were recorded to contributed surplus for the three and six months ended June 30, 2023, respectively.
Redemption of BCE's Series AO First Preferred Shares
In Q1 2022, BCE redeemed its 4,600,000 issued and outstanding Cumulative Redeemable First Preferred Shares, Series AO (Series AO Preferred Shares) with a stated capital of $118 million for a total cost of $115 million. The remaining $3 million was recorded to contributed surplus.